Exhibit 99.1

Calumet Specialty Products Partners, L.P. To Delay Reporting on Third Quarter Financial Results

Partnership Expects Strong Performance During the Third Quarter and Provides Preliminary Estimates for Select Key Quarterly Metrics

INDIANAPOLIS — (PR NEWSWIRE) — November 10, 2017 — Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT) (the “Partnership,” “Calumet,” “we,” “our” or “us”), a leading independent producer of specialty hydrocarbon and fuels products, today announced select preliminary financial results and that it will file a notification of late filing with the Securities and Exchange Commission (“SEC”) with respect to the filing of its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2017.

Calumet is currently in the later stages of an enterprise resource planning (“ERP”) system implementation, the results of which have delayed the Partnership's quarterly Form 10-Q filing. In the interim, the Partnership provided the following preliminary results for the third quarter:

	3Q17 Estimate	2Q17	3Q16
	(Dollars in millions)
Sales	Above $1,000	$1,030.9	$966.6
Liquidity (Revolver Availability + Cash)	Above $400	$369	$388

Tim Go, Chief Executive Officer of Calumet, commented, “After the launch of our new ERP system on September 1st, we encountered challenges that affected our financial reporting capabilities. As a result, along with the recent closing of our Superior, Wisconsin Refinery divestiture, we are taking additional time to accurately complete our financial statements and permit our external auditor to complete its review procedures. While we are disappointed to be experiencing this reporting delay, we are working diligently to provide our third quarter financial results as quickly as possible. We are also working closely with our implementation partner to capture the system’s full benefits and enable us to capitalize on new categories of self-help, including opportunities to improve sales, product mix and optimize transportation and procurement. In the meantime, we are providing low end estimates for both our sales and liquidity positions that show our business performance continues to improve and highlight strong operations, supported by positive market conditions across all three segments. This is expected to include year-over-year performance improvement in our specialty products segment driven by continued tight supply and self-help initiatives, strong operational performance from our fuel plants after Hurricane Harvey, and the strongest financial performance in our oilfield services segment in 11 quarters, partially offset by rising feedstock costs and temporary disruptions in the supply chain as a result of Hurricane Harvey and the implementation of our ERP system.”

The Partnership is currently finalizing its financial results for the quarter ended September 30, 2017. The preliminary financial results provided are not a comprehensive statement of the Company’s financial results for this period and reflect the Company’s estimates based solely upon information available to it as of the date hereof. The Partnership’s actual results are subject to its financial closing procedures, and may differ materially from these estimates following the completion of such procedures. Our independent registered public accounting firm has not reviewed or performed any procedures with respect to the accompanying preliminary financial data.  As a result, the Partnership’s actual financial results could be different from this preliminary financial data, and any differences could be material. These estimates should not be viewed as a substitute for full interim financial statements prepared in accordance with U.S. GAAP.

A subsequent press release will be issued to inform investors and interested parties of the formal announcement of third quarter financial statements.
Webcast Information
A conference call is scheduled for 9:00 a.m. ET on Friday November 10, 2017 to discuss the Partnership's preliminary third quarter results, as well as the impact of the Superior Refinery divestiture on the Partnership's historical financials. Investors, analysts and members of the media interested in listening to the live presentation are encouraged to join a webcast of the call with accompanying presentation slides, available on the Partnership’s website at http://www.calumetspecialty.com. Interested parties may also participate in the call by dialing (866) 584-9671 and entering the passcode 4185769. A replay of the conference call will be available a few hours after the event on the investor relations section of the Partnership’s website, under the events section.

About the Partnership
Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT) is a master limited partnership and a leading independent producer of high-quality, specialty hydrocarbon products in North America. Calumet processes crude oil and other feedstocks into customized lubricating oils, solvents and waxes used in consumer, industrial and automotive products; produces fuel products including gasoline, diesel and jet fuel; and provides oilfield services and products to customers throughout the United States. Calumet is based in Indianapolis, Indiana, and operates twelve manufacturing facilities located in northwest Louisiana, northern Montana, western Pennsylvania, Texas, New Jersey, Oklahoma and eastern Missouri.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements and information in this press release, may constitute “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. The statements discussed in this press release that are not purely historical data are forward-looking statements, including, but not limited to, the statements regarding (i) our expectation regarding our business outlook and cash flows, and (ii) our expectation regarding anticipated capital expenditures and projected cost reduction initiatives, margin enhancing measures and low-to-no cost projects to reduce balance sheet leverage and increase cash flow and (iii) our ability to successfully implement our ERP system. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause our actual results to differ materially from our historical experience and our present expectations or projections. Such factors include a material delay in the Company's financial reporting or the identification of a control deficiency which represents a material weakness in the Company's internal control over financial reporting. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include: the timing, cost and effectiveness of the implementation of our ERP system, the overall demand for specialty hydrocarbon products, fuels, other refined products and oilfield services; the level of foreign and domestic production of crude oil and refined products; our ability to produce specialty products, fuels products and products used in oilfield services that meet our customers’ unique and precise specifications; the impact of fluctuations and rapid increases or decreases in crude oil and crack spread prices, including the resulting impact on our liquidity; the results of our hedging and other risk management activities; our ability to comply with financial covenants contained in our debt instruments; the availability of, and our ability to consummate, acquisition or combination opportunities and the impact of any completed acquisitions; labor relations; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms; successful integration and future performance of acquired assets, businesses or third-party product supply and processing relationships; our ability to timely and effectively integrate the operations of acquired businesses or assets, particularly those in new geographic areas or in new lines of business; environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; maintenance of our credit ratings and ability to receive open credit lines from our suppliers; demand for various grades of crude oil and resulting changes in pricing conditions; fluctuations in refinery capacity; our ability to access sufficient crude oil supply through long-term or month-to-month evergreen contracts and on the spot market; the effects of competition; continued creditworthiness of, and performance by, counterparties; the impact of current and future laws, rulings and governmental regulations, including guidance related to the Dodd-Frank Wall Street Reform and Consumer Protection Act; the costs of complying with the Renewable Fuel Standard, including the prices paid for Renewable Identification Numbers; shortages or cost increases of power supplies, natural gas, materials or labor; hurricane or other weather interference with business operations; our ability to access the debt and equity markets; accidents or other unscheduled shutdowns; and general economic, market or business conditions.
For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission (“SEC”), including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.